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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 JUNE 20, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                           SABRE HOLDINGS CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                   1-12175                       75-2662240
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NO.)             (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                                3150 SABRE DRIVE
                             SOUTHLAKE, TEXAS 76092
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (682) 605-1000

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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ITEM 9.    REGULATION FD DISCLOSURE.

Sabre Holdings Corporation is filing this report on Form 8-K to report April and May 2002 Media Metrix Home/Work audience measurement figures for Travelocity.com including traffic from all portal partners.

- Media Metrix reports that for April 2002, results for Travelocity.com, including traffic from all portal partners, was 10,577,000,000 unique visitors.

- Media Metrix reports that for May 2002, results for Travelocity.com, including traffic from all portal partners, was 11,140,000,000 unique visitors.

- The combined conversion rate, which represents the average monthly unique bookers divided by average monthly Media Metrix unique visitors for Travelocity.com, for April and May 2002 is 6.1 percent.

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SABRE HOLDINGS CORPORATION


                                       By:     /s/ James F. Brashear
                                       Name:   James F. Brashear
                                       Title:  Corporate Secretary

Date: June 20, 2002